Exhibit 32.2

Section 1350 CERTIFICATION

In connection with this Annual Report of High Wire Networks, Inc. (the “Company”) on Form 10-K for the year ended December 31, 2024, as filed with the U.S. Securities and Exchange Commission on the date hereof (the “Report”), I, Curt Smith, Chief Financial Officer of the Company, certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2)	The information contained in the Report, fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 31, 2025	By:	/s/ Curtis E. Smith
Curtis E. Smith
Chief Financial Officer (Principal Financial Officer and Principal Accounting Officer)